Subordinated borrowings and borrowings	6 Months Ended
Jun. 30, 2024
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BorrowingsSubordinated borrowings and borrowings
14.
Subordinated borrowings and borrowings
Subordinated borrowings decreased by EUR 649 million to EUR 1,595 million mainly due to the redemption of EUR 700 million of fixed-to-floating subordinated notes, which was called on April 25, 2024.
The table below shows the split of total borrowings into capital funding and operational funding:

EUR millions	June 30, 2024	December 31, 2023

Capital funding	1,487	763
Operational funding	1,431	1,593
Total borrowings	2,918	2,356
Capital funding increased by EUR 724 million mainly due to the issuance of EUR 700 million (USD 760 million) of senior unsecured notes with a fixed coupon of 5.5% and a tenor of three years. Net proceeds from this issuance were used for general corporate purposes, including the redemption of the EUR 700 million of fixed-to-floating
subordinated notes. The notes were issued by Aegon Funding Company LLC (AFC) and was guaranteed on a senior unsecured basis by Aegon Ltd. The maturity date is on April 16, 2027.
During the first
six-month
period of 2024, the operational funding decreased by EUR 162 million mainly due to the paydown of Federal Home Loan Bank (FHLB) borrowings. This borrowing program is part of Aegon’s asset – liability management strategy.